FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 2, 2008

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road
Auburn Hills, MI 48326

(Address of principal executive offices)

Registrant's telephone number, including area code:
(248) 754-9200

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.   Results of Operations and Financial Condition

On May 2, 2008, BorgWarner Inc. released its financial results for the quarter ended March 31, 2008.  A copy of BorgWarner Inc.’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference (the “Press Release”).

The information provided in the response to this Item 2.02 and the accompanying Exhibit 99.1 are being furnished under Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers

    Effective April 30, 2008, Mr. Paul E. Glaske retired as a director of BorgWarner, Inc. Mr. Glaske served as a director since 1994 and retired in accordance with the Company’s corporate governance guideline that addresses non-employee director retirement.

Item 7.01    Regulation FD Disclosure

On April 30, 2008, BorgWarner Inc. announced that its Board of Directors had authorized the repurchase of up to 5.0 million shares.  This authorization, together with amounts available under previous authorizations, provides a total repurchase authorization of up to 5 million shares.  Purchases may be made in the open market at prevailing prices at times and in amounts determined by management as market conditions and the Company’s capital position warrant.  A copy of BorgWarner Inc.’s press release regarding such stock repurchase authorization is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information provided in the response to this Item 7.01 and the accompanying Exhibit 99.2 are being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
10.1	Third Amendment and Waiver dated April 27, 2007 to the Second Amended and Restated Receivables Loan Agreement

10.2	Fourth Amendment dated as of April 25, 2008 to Second Amended and Restated Receivables Loan Agreement

99.1	Press release issued by BorgWarner Inc. dated May 2, 2008

99.2	Press release issued by BorgWarner Inc. dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.

/s/ John J. Gasparovic
John J. Gasparovic
Vice President, General Counsel & Secretary

Dated: May 2, 2008